UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2019

GEE GROUP, INC.
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7751 Belfort Parkway, Suite 150. Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 630-954-0400

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	JOB	NYSE MKT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

GEE Group, Inc., (the “Company”) entered into Subscription Agreements, each dated as of May 15, 2019 (each, a “Subscription Agreement” and collectively, the “Subscription Agreements”) with certain of its officers and directors (collectively, the “Investors”) pursuant to which the Investors agreed to purchase from the Company $2,000,000 in aggregate principal amount of the Company’s 8% Convertible Subordinated Notes (the “ 8% Notes”).

A copy of the form of Subscription Agreement is attached hereto as Exhibit 10.1. The description of the Subscription Agreement contained in this Current Report on the Form 8-K is qualified in its entirety by reference to Exhibit 10.1.

The information contained in Item 2.03 and 5.03 of this Form is hereby incorporated by reference into this Item 1.01.

On May 15, 2019 in connection with the agreement by Ronald R. Smith to participate in the offering and sale of the 8% Notes, the Company entered into a Settlement Agreement with Ronald R. Smith, individually and Ronald R. Smith, in his capacity as the Stockholders’ Representative, as that role is defined in the Agreement and Plan of Merger entered into as of March 31, 2017 (the “Merger Agreement”) by and among the Company, SNI Holdco Inc., Mr. Smith, the Stockholders’ Representative, and certain other stockholders of SNI Holdco Inc. (the “Settlement Agreement”).  Pursuant to the Settlement Agreement, the Company acknowledged its obligation to pay to the former stockholders of SNI Holdco, Inc., in the manner provided in the Merger Agreement, the $879,995.70 owed pursuant to the working capital determination of the Company’s auditor. The Company agreed that payment of such amount will be paid or commenced on the earlier to occur of: (i) a refinancing or complete payoff of the senior secured debt held by the lenders under the Company’s Senior Credit Agreement (as defined below), or (ii) August 31, 2019.  The Company further agreed that if the Agent (as defined below) for the Company’s Senior Credit Agreement has not been paid off or its debt refinanced by July 31, 2019, the Company shall pay $100,000 of the working capital amount owed on August 31, 2019 and on the last day of each month thereafter, with the full amount of the remaining unpaid balance paid March 31, 2020.  Pursuant to the Settlement Agreement, the Company, on behalf of itself and its subsidiaries(the “GEE Parties”) also entered into a Full and Unconditional Mutual Release (the “Release”) with Ronald R. Smith individually, and Ronald R. Smith in his capacity as Stockholders’ Representative (as that role is defined in the Merger Agreement) (the “SNI Holdco Parties”) pursuant to which the GEE Parties on the one hand and the SNI Holdco Parties on the other hand released and discharged one another from any and all claims that either such party may have against the other based on, related to or arising out of the Merger Agreement.  A copy of the Settlement Agreement, which includes the Release, is attached hereto as Exhibit 10.2.  The description of the Settlement Agreement and Release contained in this Current Report on Form 8-K is qualified in its entirety by reference to Exhibit 10.2.

Item 2.03 Creation of a Direct Financial Obligation.

On May 15, 2019, the Company issued and sold to the Investors $2,000,000 in aggregate principal amount of its 8% Notes.  The 8% Notes mature on October 3, 2021 (the “Maturity Date”).  The 8% Notes are convertible into shares of the Company’s Series C 8% Cumulative Convertible Preferred Stock (“Series C Preferred Stock”) at a conversion price equal to $1.00 per share (subject to adjustment as provided in the 8% Notes upon any stock dividend, stock combination or stock split or upon the consummation of certain fundamental transactions) (the “Conversion Price”).  Interest on the 8% Notes accrues at the rate of 8% per annum and shall be paid quarterly in non-cash payments-in-kind (“PIK”) in arrears on June 30, September 30, December 31 and March 31, beginning on June 30, 2019, on each conversion date with respect to the 8% Notes (as to that principal amount then being converted), and on the Maturity Date (each such date, an “Interest Payment Date”).  Interest shall be paid on an Interest Payment Date in shares of Series C Preferred Stock of the Company, which Series C Preferred Stock shall be valued at its liquidation value.  All or any portion of the 8% Notes may be redeemed by the Company for cash at any time.  The redemption price shall be an amount equal to 100% of the then outstanding principal amount of the 8% Notes being redeemed, plus accrued and unpaid PIK interest thereon. The Company may, at its option, prepay any portion of the principal amount of the 8% Notes without the prior consent of the holders thereof; provided, however, that any prepayments of the 8% Notes shall be made on a pro rata basis to all holders of 8% Notes based on the aggregate principal amount of 8%  Notes held by such holders. The Company shall be required to prepay the 8% Notes together with accrued and unpaid PIK interest thereon upon the consummation by the Company of any Change of Control.  For purposes of the 8% Notes, a Change of Control of the Company shall mean any of the following: (A) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions or (B) the consummation of any transaction (including, without limitation, any merger or consolidation), the result of which is that any person or entity together with their affiliates, becomes the beneficial owner, directly or indirectly, of more than 50% of the Common Stock of the Company.  Each of the 8% Notes is subordinated in payment to the obligations of the Company to the lenders parties to that certain Revolving Credit, Term Loan and Security Agreement, dated as of March 31, 2017, as amended, by and among the Company, the Company’s subsidiaries named as borrowers therein (collectively with the Company, the “Borrowers”), the senior lenders named therein and MGG Investment Group LP, as administrative agent and collateral agent (the “Agent”)  for the senior lenders (the “Senior Credit Agreement”), pursuant to those certain Subordination and Intercreditor Agreements, each dated as of May 15, 2019 by and among the Company, the Borrowers, the Agent and each of the holders of the 8% Notes.

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None of the 8% Notes issued to the Investors are registered under the Securities Act of 1933, as amended (the “Securities Act”). Each of the Investors who received 8% Notes is an accredited investor. The issuance of the 8% Notes to such Investor is exempt from the registration requirements of the Act in reliance on an exemption from registration provided by Rule 506(b) of Regulation D under the Act and Section 4(2) of the Act.

A copy of the Form of 8% Note is filed as Exhibit 4.1 hereto.  Copies of the Subordination Agreements with each of the holders of the 8% Notes are filed as Exhibits 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10 hereto.  The descriptions of each of the 8% Notes and the Subordination Agreements contained in this Current Report on the Form 8-K are qualified in their entirety by reference to Exhibits 4.1 and Exhibits 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 and in Item 5.03 of this Form is hereby incorporated by referenced into this Item 3.02.

Item 5.03 Amendment of Articles of Incorporation

On May 17, 2019, the Company filed a Statement of Resolution Establishing its Series C Preferred Stock with the State of Illinois. (the Resolution Establishing Series”).  Pursuant to the Resolution Establishing Series, the Company designated 3,000,000 of its authorized preferred stock as “Series C 8% Cumulative Convertible Preferred Stock”, without par value.  The Series C Preferred Stock has a Liquidation Value equal to $1.00 per share and ranks pari passu with the Company’s Series B Convertible Preferred Stock (“Series B Preferred Stock”) and senior to all “Junior Securities” (including the Company’s Common Stock) with respect to any distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.  Holders of shares of Series C Preferred Stock shall be entitled to receive an annual non-cash (“PIK”) dividend of 8% of the Liquidation Value per share.  Such dividend shall be payable quarterly on June 30, September 30, December 31  and March 31 of each year commencing on June 30, 2019, in preference to any dividend paid on or declared and set aside for the Series B Preferred Stock or any Junior Securities and shall be paid-in-kind in additional shares of Series C Preferred Stock.  Except as set forth in the Resolution Establishing Series or as may be required by Illinois law, the holders of the Series C Preferred Stock have no voting rights.  Pursuant to the Resolution Establishing Series, without the prior written consent of holders of not less than a majority of the then total outstanding Shares of Series C Preferred Stock, voting separately as a single class, the Company shall not create, or authorize the creation of, any additional class or series of capital stock of the Company (or any security convertible into or exercisable for any class or series of capital stock of the Company) that ranks superior to the Series C Preferred Stock in relative rights, preferences or privileges (including with respect to dividends, liquidation or voting). Each share of Series C Preferred Stock shall be convertible  at the option of the holder thereof into one share of Common Stock at an initial conversion price equal to $1.00 per share, each as subject to adjustment in the event of stock splits, stock combinations, capital reorganizations, reclassifications, consolidations, mergers or sales, as set forth in the Resolution Establishing Series. A copy of the Statement of Resolution Establishing Series C Convertible Preferred Stock is filed as Exhibit 3.1 hereto.  The description of the Series B Convertible Preferred Stock contained in this Current Report on Form 8-K is qualified in its entirety by reference to Exhibit 3.1.

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Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Statement of Resolution Establishing Series of Series C 8% Cumulative Convertible Preferred Stock
4.1	Form of 8% Convertible Subordinated Note due October 3, 2021
10.1	Form of Subscription Agreement dated May 15, 2019 by and between the Company and the Investor party thereto
10.2

Settlement Agreement dated as of May 15, 2019 by and among Ronald R. Smith, individually, the Company, and Ronald R. Smith, in his capacity as the Stockholders’ Representative, as that role is defined in the Agreement and Plan of Merger entered into as of March 31, 2017 by and among the Company, SNI Holdco Inc., Mr. Smith, the Stockholders’ Representative, and certain other stockholders of SNI Holdco Inc.

10.3

Subordination and Intercreditor Agreement dated as of May 15, 2019 by and among MGG Investment Group LP, as administrative agent and collateral agent for the Senior Lenders referred to therein , Peter J. Tanous , GEE Group Inc., an Illinois corporation (“Parent”), each Subsidiary of the Parent listed as a “Borrower” on the signature pages thereto and each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto

10.4

Subordination and Intercreditor Agreement dated as of May 15, 2019 by and among MGG Investment Group LP, as administrative agent and collateral agent for the Senior Lenders referred to therein , Alex Stuckey , GEE Group Inc., an Illinois corporation (“Parent”), each Subsidiary of the Parent listed as a “Borrower” on the signature pages thereto and each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto

10.5

Subordination and Intercreditor Agreement dated as of May 15, 2019 by and among MGG Investment Group LP, as administrative agent and collateral agent for the Senior Lenders referred to therein , Arthur B. Laffer , GEE Group Inc., an Illinois corporation (“Parent”), each Subsidiary of the Parent listed as a “Borrower” on the signature pages thereto and each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto

10.6

Subordination and Intercreditor Agreement dated as of May 15, 2019 by and among MGG Investment Group LP, as administrative agent and collateral agent for the Senior Lenders referred to therein , Darla Moore , GEE Group Inc., an Illinois corporation (“Parent”), each Subsidiary of the Parent listed as a “Borrower” on the signature pages thereto and each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto

10.7

Subordination and Intercreditor Agreement dated as of May 15, 2019 by and among MGG Investment Group LP, as administrative agent and collateral agent for the Senior Lenders referred to therein , William Isaac , GEE Group Inc., an Illinois corporation (“Parent”), each Subsidiary of the Parent listed as a “Borrower” on the signature pages thereto and each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto

10.8

Subordination and Intercreditor Agreement dated as of May 15, 2019 by and among MGG Investment Group LP, as administrative agent and collateral agent for the Senior Lenders referred to therein , Ronald Smith , GEE Group Inc., an Illinois corporation (“Parent”), each Subsidiary of the Parent listed as a “Borrower” on the signature pages thereto and each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto

10.9

Subordination and Intercreditor Agreement dated as of May 15, 2019 by and among MGG Investment Group LP, as administrative agent and collateral agent for the Senior Lenders referred to therein , FRUS Capital LLC , GEE Group Inc., an Illinois corporation (“Parent”), each Subsidiary of the Parent listed as a “Borrower” on the signature pages thereto and each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto

10.10

Subordination and Intercreditor Agreement dated as of May 15, 2019 by and among MGG Investment Group LP, as administrative agent and collateral agent for the Senior Lenders referred to therein , Irrevocable Living Trust of Derek E. Dewan, Brittany M. Dewan, Trustee , GEE Group Inc., an Illinois corporation (“Parent”), each Subsidiary of the Parent listed as a “Borrower” on the signature pages thereto and each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto

99.1	Press release dated May 16, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GEE GROUP, INC.

Date: May 21, 2019	By:	/s/ Kim Thorpe
Kim Thorpe
Chief Financial Officer

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